                                                                EXHIBIT 10.22

                               LEASE AGREEMENT

                                                        Lease Number: 100


Lessor                                                            Lessee

 National Leasing, Inc.                                            Simione Central, Inc.
----------------------------------------                          ----------------------------------------

 6600 Powers Ferry Road                                            6650 Powers Ferry Roasd
----------------------------------------                          ----------------------------------------

 Atlanta  Fulton  Georgia 30339                                    Atlanta  Fulton  Georgia 30339
----------------------------------------                          ----------------------------------------
City      County  State   Zip                                      City     County  State   Zip

 Gary Rasmussen  770.644-6517                                      Rhett Crook     770/859-1860
----------------------------------------                          ----------------------------------------
Contact Person      Phone                                          Contact Person      Phone

 4130 Whitney Ave./Hamden, CT 06518-0248                           550 Cochituate Rd./Framingham, MA 01701
-----------------------------------------------------------------------------------------------------------
Installation address if different from above

                                Description: Make, Model & Serial Number
Quantity        (Use Exhibit A if Space Does Not Permit A Full Description Here)
-------------------------------------------------------------------------------
    8                9005680-0101/    Extensa 560CDT/  75
-------------------------------------------------------------------------------
    8                KTI-EXT550/8    KTI-EXT550/8
-------------------------------------------------------------------------------
    8                XJ1144/  XH1144S/R        14.4/ FAX
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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
A. Term of Agreement (Check One Plan)            D. Advance Payment $1,571.68
                                                                    ---------
     12 Month    X  36 Month   Other             Apply to  X  First Month (13 days)     First & Last Month(s)
 ---            ---         ---     -----                 ---                       ---
     24 Month       48 Month                               X  Security Deposit
 ---            ---                                       ---

B. Payment Due 1st of each Month                 E. Lease Commencement Date 3/18/96
                                $1,107.32                                   -------
                                ---------
C. Amount of each payment plus                   F. Lease End Purchase Option $4800.00
   sales, use, property, and other taxes                                      --------

The undersigned Lessee has applied to Lessor for a lease of the above described items ("Equipment") for commercial purposes. For good and valuable consideration, including processing this application, and intending to be legally bound, LESSEE WILL NOT CANCEL THIS APPLICATION. THIS IS A NON-CANCELABLE LEASE FOR THE MINIMUM TERM INDICATED IN "A" ABOVE. If Lessor accepts, Lessee agrees to lease from Lessor, and Lessor agrees to lease to Lessee, the Equipment, on all the terms hereof, including the Terms and Conditions on the reverse side. THIS WILL ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND THIS LEASE AND HAVE RECEIVED A COPY OF THE LEASE.


/s/ Simione Central, Inc.               GUARANTY
-------------------------------------
Lessee Full Legal Name (Please Print)
                                        Undersigned hereby acknowledges that he
By X /s/ Gary W. Rasmussen              has read and understands this Lease and
-------------------------------------   guarantees performance of this Lease by
Authorized Signer                       Lessee and payment of all sums due
                                        hereunder in event of default, hereby
    Gary Rasmussen, CFO                 waiving any modification, amendment,
-------------------------------------   renewal or extension and notice thereof.
Authorized Signer's Printed Name Title
                                        Signature
                                                 ------------------------------
                                                     An Individual (No Title)

                                        Printed Name of Guarantor
  Accepted By Lessor                                             --------------
                                        Address
By /s/ Gary Bremer                                   --------------------------
-------------------------------------   City/State
   National Leasing, Inc.                            --------------------------
-------------------------------------   Business Phone
   Gary Bremer, President                            --------------------------
-------------------------------------

                             TERMS AND CONDITIONS


1. The term of this Lease Agreement (the "Lease") will commence on the lease commencement date shown above and shall continue from the first day of the following month for the number of consecutive months shown on the reverse side. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the personal property together with any attachment and accessories (collectively the "Equipment") described on the reverse side hereof and on attached Exhibit A (if any). The Lease shall be subject to the terms and conditions set forth in this Lease. This Lease cannot be cancelled or terminated except as expressly provided herein.

2. Lessee shall pay monthly lease payments as provided on the reverse side hereof, each being due in advance on the first day of each month. The lease payment for the month of commencement shall be prorated, as appropriate. Time is of the essence of payments due hereunder. Should any lease payment not be paid within five (5) days of when due, Lessee shall pay interest on the amount owned from the due date until paid at the lesser of 1 1/2% per month or the highest legal rate allowed under applicable law. In addition, should any payment not be made within five (5) days of when due, Lessee shall pay to Lessor, for administrative services and not as a penalty, an amount equal to
the greater of $100.00 or   % of the past due amount.  Lessee agrees to pay
$20 to Lessor for any check returned by the bank for insufficient funds or any other reason. Upon termination of this Lease, Lessee shall immediately return the Equipment to Lessor at the location designated by Lessor, at Lessee's expense. Lessee to pay all costs of packing, delivery, and dismantlement; provided, however, that without acting as a renewal of the Lease or prejudicing the rights of Lessor, Lessee shall pay monthly rental payments equal to 150% of the then monthly rate until the Equipment is returned. This is a net Lease and all rentals are to be made by Lessee irrespective of any setoff, counterclaim, recoupment or defense which Lessee may have against the supplier of the Equipment or any other party. Provided Lessee is not then in default, Lessee may, at its option, renew this Lease on the same terms and conditions for 12 month term(s) by providing Lessor with written notice of its intention to so renew at least sixty (60) days prior to the end of the initial Lease term or any renewal Lease term, At the end of the term of this Lease, whether after the initial period or after any renewal period, Lessee shall have the option to purchase the Equipment which is the subject of this Lease for the purchase option, if any, shown on the reverse side by giving Lessor written notice of its intent to purchase at least sixty (60) days prior to the end of the term of this Lease. In the event that Lessee shall fail duly and promptly any of its obligations under the provisions of this Lease to be performed by it, Lessor may, at its option, immediately or at any time thereafter perform the same for the account of Lessee without thereby waiving such default. Any amount paid or expense or liability incurred by Lessor in such performance, together with interest at the rate specified in paragraph two hereof, until paid by Lessee to Lessor, shall be payable by Lessee upon demand as additional rent for the Equipment. The parties agree that the monthly lease rate set forth on the reverse side hereof is based on a mutually determined estimated cost of all Equipment and that the actual lease rate may, at the option of the Lessor, be adjusted upward or downward if the actual cost exceeds or is less than the estimate.

3. Lessee shall pay when due all sales, use, personal property and other taxes and filing fees related to the Equipment, excluding only Lessor's income taxes. This is a net Lease.

4. Lessee acknowledges that the Equipment is of a size, design, capacity, description, manufacturer and supplier selected by the Lessee and will be maintained solely by Lessee or its contractors, but that the Equipment is and shall remain the sole and exclusive property of Lessor. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO VALUE, DESIGN, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE EQUIPMENT. LESSOR WILL NOT BE LIABLE FOR ANY LOSS, COSTS OR DAMAGE TO LESSEE OR OTHERS ARISING FROM DEFECTS, NEGLIGENCE, DELAYS, FAILURE OF DELIVERY, OR OF NON-PERFORMANCE OF THE EQUIPMENT, AND THERE WILL BE NO REDUCTIONS OF PAYMENTS BY LESSEE FOR ANY REASON, INCLUDING BUT NOT LIMITED TO, ANY DEFENSE, SET OFF OR ANY CLAIM ARISING OUT OF OR RELATED TO ANY DEFECTS OR DAMAGES TO THE EQUIPMENT FROM ANY CAUSE WHATSOEVER, IT BEING THE INTENTION OF THE PARTIES THAT LEASE PAYMENTS SHALL BE PAID IN ALL EVENTS.

5. Lessee shall keep the Equipment at the above Lessee's address or at the locations shown on Exhibit A in Lessee's sole and absolute control, or such other location consented to in advance in writing by Lessor, free and clear of any liens, levies and encumbrances, other than in favor of any financial institutions which from time to time provide financing to Lessor. Lessee shall keep and maintain the Equipment in a careful, proper manner, in good order, condition and appearance, reasonable wear and tear excepted and shall permit the Equipment to be used only by Lessee or its employees. Lessee shall not modify the Equipment, unless in accordance with a recommendation by the manufacturer, without the prior written consent of Lessor. LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. Lessor hereby assigns and transfers to Lessee for the term of this Lease and any buy-out all warranties, updates, and rights, if any, made by the manufacturer or supplier of the Equipment.

6. Lessee hereby assumes all risk of loss, damage or destruction of the Equipment from any cause whatsoever; no loss, damage or destruction of or to the Equipment or any part thereof shall impair or abate any obligation of Lessee under the Lease. Lessee shall at its own expense obtain and maintain on or with respect to the Equipment insurance against fire and other perils customarily covered by owners of like property, in a reasonable amount not less than the greater of the full replacement value of the Equipment or the remaining payments under the Lease, and shall name Lessor and/or Lessee's assignee as additional insureds on such insurance policies and provide a copy of same to Lessor or its assignee. Lessor reserves the right to select the insurer and/or deductible for any such policies. Lessee shall promptly notify Lessor of any damage to or loss of the Equipment or any part thereof.

7. Lessee hereby indemnifies and agrees to save Lessor harmless from any and all liability and expense arising out of the ordering, ownership, use, condition, or operation of each item of Equipment during the term of this Lease, including liability for death or injury to persons, damage to property, whether or not caused by removal of the Equipment, strict liability under the laws or judicial decisions of any state or the United States, and legal expenses in defending any claim brought to enforce any such liability or expense. Lessee's obligations under this paragraph shall survive termination of the Lease Agreement.

8. COMPUTER SOFTWARE. Notwithstanding any other terms and conditions of the Lease Agreement, in the event that this Lease includes software equipment, then Lessee agrees that as to such software only: (a) Lessor has not had, does not a have, nor shall have, any title to such software, (b) Lessee has executed or will execute a separate software license agreement and Lessor is not party to, nor has any responsibilities whatsoever, e.g., fees or other payments, in regards to such license agreement, (c) Lessee has selected such software and as per Lease paragraph 4, LESSOR MAKES ABSOLUTELY NO WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE IN REGARDS TO SUCH SOFTWARE AND HAS ABSOLUTELY NO RESPONSIBILITY FOR THE FUNCTION OR DEFECTIVE NATURE OF SUCH SOFTWARE. (d) Lessee shall indemnify and hold harmless Lessor from any loss (including, without limitation, legal fees and costs) or liability incurred by Lessor under this Lease Agreement or otherwise in any way related to or connected with the abovesaid license or related agreement(s), and in the event Lessor incurs or is threatened by such liability, then upon request of Lessor, Lessee shall promptly accelerate all Lease payments due under the entire Lease contract, and (a) LESSEE'S LEASE PAYMENTS AND OTHER OBLIGATIONS UNDER THIS LEASE AGREEMENT SHALL IN NO WAY BE DIMINISHED ON ACCOUNT OF OR IN ANY WAY RELATED TO THE ABOVESAID SOFTWARE LICENSE AGREEMENT. None of the foregoing terms of this paragraph are intended to diminish the Lessee's obligations under the other terms and conditions of this Lease Agreement.

9. Lessee's rights and obligations under this Lease are personal and non-assignable, absent the express written consent of Lessor. Lessee will affix on the Equipment appropriate plates or labels identifying the Equipment as the property of Lessor, maintain the identification at all times, and replace it in kind if it becomes defaced or destroyed. Should the Equipment be located in premises leased by the Lessee, Lessee shall obtain upon Lessor's request a form of landlord's waiver acceptable to Lessor which form of waiver shall include the following provisions, and such other provisions as may be reasonably required by lessor; landlord acknowledges that any lien held by landlord with respect to Equipment, statutory or otherwise, is subordinated to the Lease; landlord agrees that Lessor or its successors or assigns is the owner of all the Equipment, whether attached to the leased premises or not and that the Lessee and Lessor or their successors and assigns have the right to remove the Equipment from the leased premises at any time without hindrance or let on the part of landlord. Lessee shall not assign, transfer, pledge or mortgage this Lease or any part of the Equipment, nor allow a lien of other encumbrance or attachment of any kind to be placed on such Equipment. Lessor may sell, assign, transfer, pledge or mortgage as security, its rights under this Lease and its ownership in the Equipment. Lessor will have the right to enter Lessee's premises at reasonable times in the presence of Lessee to inspect the Equipment. Lessee authorizes Lessor, its successors, assigns, and lenders to Lessor, to file a copy of this Lease as a financing statement for the Equipment and will execute other documents for filing or recording as requested, and pay the fees therefore. Further, Lessee authorizes Lessor to sign on behalf of Lessee any U.C.C. or financing statement or related documents deemed necessary or advisable by Lessor its assigns. The Equipment is, and at all times will remain personal property, even if affixed to any land or building. Lessee authorizes Lessor to insert in this Lease, and in any filings, the serial number(s) of the Equipment.

10. Should Lessee fail to pay any rental or other sum due hereunder or breach any covenant, warranty or representation hereunder or if any execution or other writ of process shall be issued in any action or proceeding against Lessee whereby the Equipment may be taken or restrained or a proceeding in bankruptcy, receivership or insolvency shall be instituted against Lessee and continue undismissed for a period of thirty (30) days, or if Lessee shall enter into any agreement or composition with its creditors, Lessor may, without further notice, take the following action: (a) declare due, sue for, and receive from the Lessee the sum of all rents and other amounts due and owing under this Lease plus the sum of the rents and other amounts to become payable during the balance of the term of this Lease (reduced to present value at an assumed rate of six (6) percent) plus the reversionary value of the Equipment as reasonably determined by Lessor. Upon such recovery the equipment shall become the property of the Lessee; (b) retake possession of any and all Equipment without any court order or other process of law. For such purpose, the Lessor may enter upon any premises where such Equipment is located and remove same therefrom without being liable to any suit, action, or other proceeding by the Lessee. The Lessor may, at its option, relet the Equipment. The Lessee shall be liable for arrears of rent, if any, the expense of retaking possession, and the removal of the Equipment, court costs, in addition to the balance of the rentals provided for herein, or in any renewal hereof, less the net proceeds of the re-letting of the Equipment, if any, after deducting all costs of taking, storage, repair and sale, and reasonable attorneys fees. THE LESSEE WAIVES ANY AND ALL RIGHTS TO NOTICE AND TO A JUDICIAL HEARING WITH RESPECT TO THE REPOSSESSION OF THE EQUIPMENT BY THE LESSOR; (c) Terminate this Lease as to any or all Equipment; (d) Terminate any other Lease between the Lessor and the Lessee; or (e) Pursue any other remedy at law or in equity. The rights granted to the Lessor under paragraph (10) shall be cumulative and action on one shall not be deemed to constitute an election or waiver of any other right to which the Lessor may be entitled. The Lessee waives trial by jury in any action or proceeding arising hereunder. Lessee shall pay all costs of enforcing Lessor's rights hereunder, including collection and attorney's fees equal to 15% of all sums owed Lessor under this Lease. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessor or a waiver of any of Lessor's rights.

11. This Lease shall inure to the benefit of and be binding upon the Lessee's successors and permitted assigns, however, no assignment shall relieve Lessee of its liabilities and obligations hereunder. This Lease shall also inure to the benefit of and be binding upon Lessor's successors and assigns.

12. Notices to Lessor shall be mailed Certified Mail Return Receipt Requested, in care of the President to the address on the reverse side and to the Lessee at the Lessee's address by the same method, unless changed by written notice given to the other party. Notices shall be deemed received on the date when mailed.

13. Lessor may apply any advance payment to any overdue sum at any time, and on termination of this Lease and fulfillment of all the terms and conditions thereof by Lessee. Lessor will return the unapplied balance thereof to the Lessee.

14. This Lease and the rights and remedies of the parties shall be interpreted, construed and enforced in accordance with the laws of the State of Georgia, including all matters of construction, validity and performance. This Lease was executed in the State of Georgia and as such, Lessee and Lessor agree to submit to the jurisdiction of the state and/or federal courts thereof. The parties expressly waive any right to a trial by jury.

15. This Lease constitutes the entire understanding or agreement between the parties and may not be amended except in writing signed by the parties to be bound.